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                                                        UNITED STATES
                                             SECURITIES AND EXCHANGE COMMISSION
                                                   Washington, D.C. 20549
                                                    --------------------

                                                          FORM 8-K

                                                       CURRENT REPORT
                                           Pursuant to Section 13 or 15(d) of the
                                               Securities Exchange Act of 1934


                             Date of Report (Date of Earliest Event Reported) November 22, 2005

                                             NATIONAL R.V. HOLDINGS, INC.
-----------------------------------------------------------------------------------------------------------------------
                                (Exact name of registrant as specified in its charter)

                   Delaware                                    001-12085                          33-0371079
------------------------------------------------    --------------------------------    -------------------------------
         (State or other jurisdiction                    (Commission File No.)                 (I.R.S. Employer
               of incorporation)                                                             Identification No.)

                                               3411 N. PERRIS BOULEVARD
                                               PERRIS, CALIFORNIA 92571
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                                (Address of principal executive offices and zip code)

                             Registrant's telephone number, including area code: (951) 943-6007

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.03  Material Modification to Rights of Security Holders.

On November 25, 2005, the Board of Directors (the "Board") of National R.V. Holdings, Inc. (the "Company") approved an amendment to and restatement of the Company's Rights Agreement, dated as of August 20, 1996, between the Company and Continental Stock Transfer & Trust Company (the "Rights Agreement"). The amendment and restatement approved by the Board eliminates certain provisions relating to continuing directors in order to comply with published decisions of the Delaware courts regarding the validity of such provisions. The form of Amended and Restated Rights Agreement is filed with this report as Exhibit 4.1 hereto.

Item 5.03 Amendments to Articles of Incorporation or Bylaws: Change in Fiscal Year.

On November 22, 2005, the Board of the Company amended and restated the Company's By-Laws (as so amended and restated, the "Amended By-Laws") effective as of such date in order to add a provision specifying that notice of Board meetings may be given either (i) by written notice by mailing not less than three days before the meeting, or (ii) personally or by telephone, telegraph or telex or by facsimile or electronic transmission not less than twenty-four hours before the meeting (Article II, Section 4). The Company's previous By-Laws did not specify a specific time frame for such notices.

On November 25, 2005, the Board further amended and restated the Company's By-Laws effective as of such date in the following manner:

     (a) The Amended By-Laws add procedures for setting a record date in connection with actions taken by written consent of stockholders without a meeting (Article I, Section 5). The previous By-Laws provided that the record date for determining stockholders entitled to express consent to corporate action in writing without a meeting, when no prior action by the Board is necessary, was the day on which the first written consent was expressed.

     (b) The Amended By-Laws add provisions requiring the delivery of advance notice in connection with nominations of persons for election to the Board and other business which may be brought by stockholders before the 2006 annual meeting of stockholders and any annual meeting thereafter (Article I, Section
7).

     (c) The Amended By-Laws state that written consents of stockholders shall be valid for a maximum of sixty days after the date of the earliest dated consent delivered to the Company in the manner provided in Section 228(c) of the Delaware General Corporation Law, and further specify the manner in which written consents may be revoked (Article I, Section 8).

     (d) The Amended By-Laws add provisions authorizing the engagement of nationally recognized independent inspectors of elections for the purpose of performing a ministerial review of the validity of written consents and revocations, and further specify procedures for the Company and soliciting stockholders to follow in determining the number of valid and unrevoked consents (Article I, Section 8).

     (e) The Amended By-Laws provide that the number of directors may only be fixed, increased or decreased by action of directors (Article II, Section 2). The previous By-Laws permitted directors or stockholders to fix, increase or decrease the number of directors.

     (f) The Amended By-Laws provide that directors may only be removed by stockholders for cause (Article II, Section 5). The previous By-Laws contained a provision that directors could also be removed without cause; however, such provision conflicted with Section 141(k)(1) of the Delaware General Corporation Law.

     (g) The Amended By-Laws amended the amendment provisions of the previous By-Laws in order to require that until the 2006 annual meeting of stockholders the affirmative vote of the holders of at least 66 2/3 percent of the voting power of all of the then-outstanding shares entitled to vote generally in the election of directors, voting together as a single class, shall be required in order for the stockholders to adopt, amend or repeal any provision of the By-Laws (Article VI). The previous By-Laws did not specify a minimum percentage of shares required for amendments of the By-Laws by the Company's stockholders; therefore, under the previous By-Laws, amendments could have been adopted by a majority of votes cast by stockholders.

The Amended and Restated By-Laws of the Company reflecting such amendments are filed with this report as Exhibit 3.1.

     Item 8.01 Other Events. On November 28, 2005, the Company issued a press release announcing it had rejected an unsolicited proposal from CC Acquisition Group, Inc. to acquire the Company. The press release is attached to this Form 8-K as Exhibit 99.1. On November 28, 2005, the Company also issued a letter to its dealers regarding various matters, including the rejection of such offer. The letter to dealers is attached to this Form 8-K as Exhibit 99.2.


Item 9.01(c)  Financial Statements and Exhibits.

3.1  Amended and Restated By-Laws of National R.V. Holdings, Inc.

4.1 Amended and Restated Rights Agreement dated as of November 25, 2005 between National R.V. Holdings, Inc. and Continental Stock Transfer & Trust Company.

99.1 Press release of National R.V. Holdings, Inc. dated November 28, 2005

99.2 Letter from National R.V. Holdings, Inc. to dealers dated November 28, 2005

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                  NATIONAL R.V. HOLDINGS, INC.



                                  By:/s/ THOMAS J. MARTINI
                                           Thomas J. Martini
                                           Chief Financial Officer



Date:  November 28, 2005